UNITED STATES

                     SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C. 20549

                                  FORM 8-K

                               CURRENT REPORT

                   Pursuant to Section 13 or 15(d) of the
                      Securities Exchange Act of 1934

    Date of Report (Date of earliest event reported): December 8, 2004


                           TELEWEST GLOBAL, INC.

           (Exact name of registrant as specified in its charter)



        Delaware                     000-50886                  59-3778247
(State of incorporation)      (Commission File Number)        (IRS Employer
                                                          Identification No.)



                         160 Great Portland Street
                       London W1W 5QA, United Kingdom

            ----------------------------------------------------
            (Address of principal executive offices) (zip code)

    Registrant's telephone number, including area code: +44-20-7299-5000

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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          ITEM 5.03   AMENDMENT TO BY-LAWS

On December 8, 2004, the Board of Directors of Telewest Global, Inc. resolved to appoint Wilmington Trust SP Services (Delaware), Inc. as registered agent in the State of Delaware and to change the registered address of Telewest Global, Inc. to 1105 North Market Street, Suite 1300, Wilmington, Delaware,19801. Accordingly, Article I, Section 1 of the Restated By-laws was amended to reflect these changes and now reads as follows:

          "The registered office of the Corporation shall be located at 1105 North Market Street, Suite 1300, Wilmington, Delaware,19801. The name of its registered agent at that address is Wilmington Trust SP Services (Delaware), Inc."

The amendment of the Restated By-laws became effective as of December 8, 2004 and the amended Restated By-laws are attached as Exhibit 10.1.

EXHIBITS

Exhibit 10.1 Amended and Restated By-Laws of the Issuer, as of December 8,
2004.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                          TELEWEST GLOBAL, INC.

Dated:  December 14, 2004                 By:   /s/ Clive Burns
                                              ----------------------------
                                              Name:  Clive Burns
                                              Title: Company Secretary